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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) September 27, 2006
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          Bear Stearns Commercial Mortgage Securities Trust 2006-PWR13
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                         (Exact name of issuing entity)

                Bear Stearns Commercial Mortgage Securities Inc.
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            (Exact name of the depositor as specified in its charter)

            Bear Stearns Commercial Mortgage, Inc., Wells Fargo Bank,
         National Association, Prudential Mortgage Capital Funding, LLC,
         Principal Commercial Funding II, LLC, Nationwide Life Insurance
                  Company and Principal Commercial Funding LLC
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           (Exact name of the sponsors as specified in their charter)

Delaware                              333-120522-07          13-3411414
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(State or Other Jurisdiction       (Commission File No.    (IRS Employer
of Incorporation of depositor)     of issuing entity)      Identification Number
                                                           of depositor)

383 Madison Avenue, New York, NY                                  10179
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(Address of Principal Executive Offices of Depositor)    (Zip Code of depositor)

Depositor's telephone number, including area code  (212) 272-2000
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                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
      Exchange Act (17 CFR 240.13e-4(c))

Section 8  Other Events

Item 8.01. Other Events

         On September 27, 2006, a single series of certificates, entitled Bear
Stearns Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through
Certificates, Series 2006-PWR13 (the "Certificates"), was issued pursuant to a pooling and servicing agreement (the "Pooling and Servicing Agreement"), entered into by and among Bear Stearns Commercial Mortgage Securities Inc. (the
"Registrant"), Prudential Asset Resources, Inc. as a Master Servicer, Wells
Fargo Bank, National Association as a Master Servicer, as Certificate
Administrator and as Tax Administrator, LNR Partners, Inc. as General Special
Servicer and LaSalle Bank National Association as Trustee. The Pooling and
Servicing Agreement is attached hereto as Exhibit 4.1.

         Certain classes of the Certificates (the "Underwritten Certificates")
were registered under the Registrant's registration statement on Form S-3 (no.
333-130789) and sold to Bear, Stearns & Co. Inc., ("BSCI") and Morgan Stanley &
Co. Incorporated ("MSCI", and together with BSCI, the "Underwriters") pursuant to an underwriting agreement (the "Underwriting Agreement") entered into by and between the Registrant and the Underwriters. The form of Underwriting Agreement is attached hereto as Exhibit 1.1.

         On September 27, 2006, in connection with the Pooling and Servicing
Agreement, Wells Fargo, as a Master Servicer, entered into a Primary Servicing
Agreement, dated as of September 1, 2006 (the "Principal Primary Servicing
Agreement"), by and between Wells Fargo, as Master Servicer, and Principal
Global Investors, LLC, as primary servicer. The form of Principal Primary
Servicing Agreement is attached hereto as Exhibit 99.1.

         On September 27, 2006, in connection with the Pooling and Servicing
Agreement, Wells Fargo, as a Master Servicer, entered into a Primary Servicing
Agreement, dated as of September 1, 2006 (the "Nationwide Primary Servicing
Agreement"), by and between Wells Fargo, as Master Servicer, and Nationwide Life
Insurance Company, as primary servicer. The form of Nationwide Primary Servicing
Agreement is attached hereto as Exhibit 99.2.

         On September 27, 2006, Bear Stearns Commercial Mortgage Securities Inc.
(the "Company") entered into (a) a Mortgage Loan Purchase Agreement, dated as of
September 13, 2006, by and between the Company, as purchaser, and Prudential
Mortgage Capital Funding, LLC (the "Prudential MLPA"), (b) a Mortgage Loan
Purchase Agreement, dated as of September 13, 2006, by and between the Company, as purchaser, and Bear Stearns Commercial Mortgage, Inc. (the "Bear Stearns
MLPA"), (c) a Mortgage Loan Purchase Agreement, dated as of September 13, 2006, by and between the Company, as purchaser, and Wells Fargo Bank, National
Association (the "Wells Fargo MLPA"), (d) a Mortgage Loan Purchase Agreement,
dated as of September 13, 2006, by and between the Company, as purchaser, and
Principal Commercial Funding II, LLC (the "PCFII MLPA"), (e) a Mortgage Loan
Purchase Agreement, dated as of September 13, 2006, by and between the Company, as purchaser, and Principal Commercial Funding, LLC (the "PCF MLPA") and (f) a
Mortgage Loan Purchase Agreement, dated as of September 13, 2006, by and between the Company, as purchaser, and Nationwide Life Insurance Company (the
"Nationwide MLPA"), each in connection with the Company's

Commercial Mortgage Pass-Through Certificates, Series 2006-PWR13. The form of
Prudential MLPA is annexed hereto as Exhibit 99.3. The form of Bear Stearns MLPA is annexed hereto as Exhibit 99.4. The form of Wells Fargo MLPA is annexed hereto as Exhibit 99.5. The from of PCFII MLPA is annexed hereto as Exhibit
99.6. The form of PCF MLPA is annexed hereto as Exhibit 99.7. The form of
Nationwide MLPA is annexed hereto as Exhibit 99.8.

Section 9   Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

(a) Financial statements of businesses acquired:

         Not applicable.

(b) Pro forma financial information:

         Not applicable.

(c)  Exhibits:

Exhibit No.    Description

1.1            Underwriting Agreement, dated as of September 13, 2006, among
               Bear Stearns Commercial Mortgage Securities Inc., as seller, and
               Bear, Stearns & Co. Inc., and Morgan Stanley & Co. Incorporated,
               as underwriters.

4.1            Pooling and Servicing Agreement, dated as of September 1, 2006, among Bear Stearns Commercial Mortgage Securities Inc. as
               Depositor, Prudential Asset Resources, Inc. as a Master Servicer,
               Wells Fargo Bank, National Association as a Master Servicer, as
               Certificate Administrator and as Tax Administrator, LNR Partners,
               Inc. as General Special Servicer and LaSalle Bank National
               Association as Trustee.

99.1           Primary Servicing Agreement, dated as of September 1, 2006, by and between the Master Servicer and Principal Global Investors,
               LLC.

99.2           Primary Servicing Agreement, dated as of September 1, 2006, by and between the Master Servicer and Nationwide Life Insurance
               Company.

99.3           Mortgage Loan Purchase Agreement, dated as of September 13, 2006, by and between the Company and Prudential Mortgage Capital
               Funding, LLC.

99.4           Mortgage Loan Purchase Agreement, dated as of September 13, 2006, by and between the Company and Bear Stearns Commercial Mortgage,
               Inc.

99.5           Mortgage Loan Purchase Agreement, dated as of September 13, 2006, by and between the Company and Wells Fargo Bank, National
               Association.

99.6           Mortgage Loan Purchase Agreement, dated as of September 13, 2006, by and between the Company and Principal Commercial Funding II,
               LLC.

99.7           Mortgage Loan Purchase Agreement, dated as of September 13, 2006, by and between the Company and Principal Commercial Funding, LLC.

99.8           Mortgage Loan Purchase Agreement, dated as of September 13, 2006, by and between the Company and Nationwide Life Insurance Company.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

 Date:   October 12, 2006

                                              BEAR STEARNS COMMERCIAL MORTGAGE
                                              SECURITIES INC.

                                              By:    /s/ Richard A. Ruffer, Jr.
                                                     --------------------------
                                              Name:  Richard A. Ruffer, Jr.
                                              Title: Vice President

                                  EXHIBIT INDEX

                  The following exhibits are filed herewith:

Exhibit No.
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1.1            Underwriting Agreement dated as of September 13, 2006 among Bear
               Stearns Commercial Mortgage Securities Inc., as seller, and Bear,
               Stearns & Co. Inc., and Morgan Stanley & Co. Incorporated, as
               underwriters.

4.1            Pooling and Servicing Agreement, dated as of June 1, 2006, among
               Bear Stearns Commercial Mortgage Securities Inc. as Depositor,
               Prudential Asset Resources, Inc. as a Master Servicer, Wells
               Fargo Bank, National Association as a Master Servicer, as
               Certificate Administrator and as Tax Administrator, LNR Partners,
               Inc. as General Special Servicer and LaSalle Bank National
               Association as Trustee.

99.1           Primary Servicing Agreement, dated as of June 1, 2006, by and between the Wells Fargo Bank, National Association, and Principal
               Global Investors, LLC.

99.2           Primary Servicing Agreement, dated as of June 1, 2006, by and between Wells Fargo Bank, National Association, and Nationwide
               Life Insurance Company.

99.3           Mortgage Loan Purchase Agreement, dated as of September 13, 2006, by and between the Company and Prudential Mortgage Capital
               Funding, LLC.

99.4           Mortgage Loan Purchase Agreement, dated as of September 13, 2006, by and between the Company and Bear Stearns Commercial Mortgage,
               Inc.

99.5           Mortgage Loan Purchase Agreement, dated as of September 13, 2006, by and between the Company and Wells Fargo Bank, National
               Association.

99.6           Mortgage Loan Purchase Agreement, dated as of September 13, 2006, by and between the Company and Principal Commercial Funding II,
               LLC.

99.7           Mortgage Loan Purchase Agreement, dated as of September 13, 2006, by and between the Company and Principal Commercial Funding, LLC.

99.8           Mortgage Loan Purchase Agreement, dated as of September 13, 2006, by and between the Company and Nationwide Life Insurance Company.